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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                            ------------------------

                                    FORM 8-K

             CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934

         Date of report (Date of earliest event reported): JUNE 7, 2000

                               ONEMAIN.COM, INC.
               (Exact Name of Registrant as Specified in Charter)

            DELAWARE                     0-25599                11-3460073
  (State or Other Jurisdiction   (Commission File Number)    (I.R.S. Employer
       of Incorporation)                                   Indemnification no.)

  1860 MICHAEL FARADAY DRIVE, SUITE 200
             RESTON, VIRGINIA                      20190
 (Address of Principal Executive Offices)        (Zip Code)

       Registrant's telephone number, including area code: (703) 375-3000

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ITEM 5. OTHER EVENTS.

       On June 7, 2000, OneMain.com, Inc., EarthLink, Inc. and a newly formed, wholly owned subsidiary of EarthLink, Inc. ("Merger Sub") signed an Agreement and Plan of Merger in which OneMain.com, Inc. will be acquired by Merger Sub for a combination of cash and shares.

       In connection with the Agreement and Plan of Merger, OneMain.com entered into a Termination Agreement with two private investors who, pursuant to a Convertible Debenture Purchase Agreement, purchased $12 million in 6.75% Convertible Debentures and Warrants to purchase common stock of OneMain.com. The Termination Agreement provides that, at the closing of the merger,

       (1) OneMain.com will repurchase, terminate and cancel the Debentures and Warrants for a premium;

       (2) the Convertible Debenture Purchase Agreement, including the investors' right to purchase up to an additional $20 million in aggregate principal amount of Debentures, be terminated; and

       (3)    the related Registration Rights Agreement be terminated.

EarthLink will replace the Warrants with warrants to purchase EarthLink common stock and enter into a Registration Rights Agreement with the two private investors. The Termination Agreement is subject to certain customary terms and conditions.

       In addition, Stephen E. Smith, OneMain.com's Chairman and Chief Executive Officer, Allon Lefever, a Director of OneMain.com and President of OneMain.com's East Operating Group, Ella Fontanals de Cisneros, a Director of OneMain.com and
M. Cristina Dolan, OneMain.com's Executive Vice President and Chief Content and Strategic Alliances Officer, who own 1,360,000, 167,296, 1,010,000 and 100,000
shares of OneMain.com common stock, respectively, have entered into a Voting Agreement pursuant to which each has granted EarthLink an irrevocable proxy to vote their shares of OneMain.com common stock in favor of the Merger and related transactions contemplated by the Agreement and Plan of Merger.

       The merger is more fully described in the Agreement and Plan of Merger attached to this Form 8-K as Exhibit 2.1. A copy of the joint press release issued by the parties announcing the execution of the Agreement and Plan of Merger is included as Exhibit 99.1 hereto.

ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

      (a)  FINANCIAL STATEMENTS OF BUSINESSES ACQUIRED.

            Not applicable.

      (b)  PRO FORMA FINANCIAL INFORMATION.

            Not applicable.

      (c)  EXHIBITS

      Exhibit No.       Description
      -----------       -----------
         2.1            Agreement and Plan of Merger by and among OneMain.com,
                        Inc., EarthLink, Inc. and OM Combination, Inc. dated
                        June 7, 2000
         99.1           Press release

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                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                  ONEMAIN.COM, INC.

                                  By:   /s/ KEVIN S. LAPIDUS
                                      -----------------------------------------
Date:  June 16, 2000                  Name:  Kevin S. Lapidus
                                      Title: Senior Vice President,
                                             General Counsel and
                                             Secretary

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                                 EXHIBIT INDEX

      Exhibit No.       Description
      -----------       -----------
         2.1            Agreement and Plan of Merger by and among OneMain.com,
                        Inc., Earthlink, Inc. and OM Combination, Inc. dated
                        June 7, 2000
         99.1           Press release

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